UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2013

CHEROKEE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5990 Sepulveda Blvd.

Van Nuys, California 91411

(Address of Principal Executive Offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Information.

On June 27, 2013, Cherokee Inc. (the “Company”) announced that, after considering the report of Institutional Shareholder Services regarding the Company’s proposed 2013 Stock Incentive Plan, the Company’s Board of Directors (the “Board”) has unanimously approved the following policy with respect to future equity incentive grants:

If the Company’s stockholders approve the 2013 Stock Incentive Plan as proposed in the Company’s Proxy Statement for its annual meeting of stockholders to be held on July 16, 2013, the Board will not approve or authorize any equity incentive grants that cause the Company to exceed a gross burn rate of 4.83% through at least fiscal year 2015.

In calculating our compliance with this maximum burn rate commitment, we define “gross burn rate” as the total number of shares subject to stock awards (including stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock awards) granted during our fiscal year (although for purposes of this analysis the number of shares subject to performance units, performance shares and performance-based options will be counted in the fiscal year in which they are earned instead of the fiscal year in which they are granted) divided by our weighted average common stock outstanding (basic) for each fiscal year, both as reported in our periodic filings with the Securities and Exchange Commission. Any awards that are settled in cash, awards that are granted pursuant to stockholder approved option exchange programs and awards issued, assumed or substituted in connection with acquisitions will be excluded from our burn rate calculation. For purposes of our calculation, each share subject to a full value award (i.e., restricted stock, restricted stock units, performance shares, and any other award that does not have an exercise price per share equal to the per share fair market value of our common stock on the grant date) will be counted as 2.5 shares.

Stockholders and other investors are urged to read the proxy statement, which contains important information that should be read carefully before any decision is made with respect to all proposals, including the proposal to approve the 2013 Stock Incentive Plan.

The annual meeting of stockholders for the Company is scheduled to take place on July 16, 2013. If you have already voted and wish to change your vote on Proposal No. 4, you may revoke your proxy and vote your shares at the annual meeting even if you have previously completed and returned your proxy card. You may revoke your proxy in person at the annual meeting, by written notice to the Company’s corporate secretary or by delivery of a later-dated proxy at any time before it is voted. Stockholders and other investors are urged to read the proxy statement, which contains important information that should be read carefully before any decision is made with respect to all Proposals, including Proposal No. 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC.

Dated: June 27, 2013	By:	/s/ Jason Boling
Jason Boling
Chief Financial Officer